Filed pursuant to Rule 497(e)
1933 Act File No. 333-220520
1940 Act File No. 811-23293

Supplement dated August 29, 2019
to the

Cushing® MLP Infrastructure Fund
Prospectus dated March 30, 2019 and
Statement of Additional Information dated March 30, 2019

At a meeting held on August 29, 2019 the Audit Committee recommended, and the Board of Trustees approved, the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2019. Ernst & Young LLP serves as the independent registered public accounting firm for other funds within the Cushing Funds Complex. Previously, KPMG LLP served as the independent registered public accounting firm for the Fund. Therefore, effective immediately, the following changes apply to the Prospectus and SAI:

Prospectus

The following replaces the information under the heading “Independent Registered Public Accounting Firm” in the list of service providers on the inside back cover of the Prospectus:

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
2323 Victory Avenue, Suite 2000
Dallas, TX 75219

Statement of Additional Information

The following replaces the information under the heading “General Information–Independent Registered Public Accounting Firm” in the Statement of Additional Information:

Independent Registered Public Accounting Firm

Effective August 29, 2019, the Board of Trustees appointed, upon recommendation of the Audit Committee, Ernst & Young LLP, 2323 Victory Avenue, Suite 2000, Dallas, TX 75219, as the independent registered public accounting firm for the Fund. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

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